SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY

JOHN HANCOCK FUNDS II

DIVERSIFIED STRATEGIES FUND

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Diversified Strategies Fund:

Notice is hereby given that a special meeting of shareholders of Diversified Strategies Fund (the “fund”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, [September 20], 2013, at [2]:00 p.m., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	(a)	To approve an amendment to the advisory agreement that will result in an increase in the fund’s advisory fee in order to more appropriately compensate the advisor for the costs associated with managing the fund pursuant to a global absolute return strategy.
	(b)	To approve an amendment to the fund’s subadvisory agreement that will result in an increase in the subadvisory fee in order to more appropriately compensate the subadvisor for the costs associated with managing the fund pursuant to a global absolute return strategy.
Proposal 2		To conduct any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees of John Hancock Funds II recommends that you vote FOR each proposal.

The proposed increase in the fund’s advisory fee will take place only if shareholders approve both Proposals 1(a) and 1(b). Similarly, the proposed increase in the fund’s subadvisory fee will become effective only if shareholders approve both Proposals 1(a) and 1(b).

Each shareholder of record of the fund as of the close of business on August 16, 2013 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on [September 20], 2013.

The Proxy Statement is available at: www.jhfunds.com/proxy.

Sincerely,

/s/ ANDREW WILKINS

Andrew Wilkins

Assistant Secretary

John Hancock Funds II

[August 23], 2013

Boston, Massachusetts

PRELIMINARY

JOHN HANCOCK FUNDS II

DIVERSIFIED STRATEGIES FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [September 20], 2013

Important Notice Regarding the Availability of Proxy Materials for

the Special Shareholder Meeting to Be Held on [September 20], 2013: This Proxy

Statement is available at www.jhfunds.com/proxy.

This Proxy Statement contains the information that a shareholder should know before voting on the proposals described in the notice. Diversified Strategies Fund (the “fund”) will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-225-6020.

This Proxy Statement is being used in connection with the solicitation of proxies by the Board of Trustees of John Hancock Funds II (“JHF II”) (the “Board” and, each member thereof, a “Trustee”) at the special meeting of the fund (the “Meeting”). The Meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, [September 20], 2013, at [2]:00 P.M., Eastern Time. Shareholders of the fund are being asked to vote on: (1) an amendment to the fund’s advisory agreement that will result in an increase in the advisory fee in order to more appropriately compensate the advisor for the costs associated with managing the fund pursuant to a global absolute return strategy; and (2) an amendment to the fund’s subadvisory agreement that will result in an increase in the subadvisory fee in order to more appropriately compensate the subadvisor for the costs associated with managing the fund pursuant to a global absolute return strategy. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about [August 23], 2013.

John Hancock Investment Management Services, LLC (the “Advisor”) serves as the fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadvisor”), serves as the fund’s subadvisor. John Hancock Funds, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as the fund’s distributor.

Record Ownership

The Trustees have fixed the close of business on August 16, 2013 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, [           ] shares of beneficial interest of the fund were outstanding, consisting of [______] Class A shares and [__________] Class I shares.

As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of JHF II as a group did not beneficially own, in excess of one percent of the outstanding shares of any class of the fund. To the best knowledge of the fund, the shareholder listed below beneficially owned more than 5% of each class of the fund’s shares as of the date indicated. This information may be different as of the Record Date.

Name and Address of Owner	Percent	Class
[John Hancock Life Insurance Company (U.S.A.)	100%(1)
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5]

(1)	As of [August 16], 2013.

2

PRELIMINARY

TABLE OF CONTENTS

PROPOSALS 1(a) AND 1(b) - AMENDMENT OF ADVISORY AND SUBADVISORY AGREEMENTS	4

Introduction	4
Terms of the Advisory and Subadvisory Agreements and the Amendments	6
Information about the Advisor	7
Information about the Subadvisor	9
Board’s Evaluation and Recommendation	10
Required Vote	11

MISCELLANEOUS	11

Voting Procedures	11
Other Matters	12

APPENDIX A	13

3

PRELIMINARY

PROPOSALS 1(a) AND 1(b) - AMENDMENT OF ADVISORY AND SUBADVISORY AGREEMENTS

Introduction

Prior to July 1, 2013, the fund’s investment objective was to achieve consistent returns over the long term with a focus on capital preservation. The fund sought to achieve its investment objective by operating as a “fund of funds” that invested in a wide variety of equity and fixed-income investments primarily through investment in underlying funds and exchange-traded funds. On June 26, 2013 the Board approved a change in the fund’s principal investment strategies and policies such that the fund will no longer operate as a fund of funds, but instead will pursue a global absolute return strategy. In addition, the Board approved a change in the fund’s investment objective to seek long term total return. The new strategy permits the fund to invest in a wide spectrum of equity and fixed-income securities, as well as derivative instruments, in pursuing its investment objective. These changes became effective on July 1, 2013. Consistent with the change in investment strategy, the Advisor and the Subadvisor are expected to incur increased operational costs. Accordingly, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of JHF II (the “Independent Trustees”), recommend that shareholders approve: (a) an amendment to the fund’s advisory agreement (the “Advisory Agreement Amendment”); and (b) an amendment to the fund’s subadvisory agreement (the “Subadvisory Agreement Amendment” and, together with the Advisory Agreement Amendment, the “Amendments”). The Amendments will revise the advisory agreement and the subadvisory agreement to more appropriately compensate the Advisor and Subadvisor for the costs associated with managing the fund pursuant to a direct-investment global absolute return strategy, rather than as a fund of funds.

Current Fees Under the Advisory and Subadvisory Agreements

The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis based on two components: (a) a fee on assets invested in a fund of John Hancock Funds III (“JHF III”) or JHF II (“Affiliated Fund Assets”); and (b) a fee on assets invested in investments other than a fund of JHF III and JHF II (“Other Assets”). The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the fund and is equivalent to the sum of: (a) 0.250% of the first $1 billion of the fund’s aggregate net assets; and (b) 0.225% of the excess over $1 billion of the fund’s aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the fund and is equivalent to the sum of: (a) 0.700% of the first $1 billion of the fund’s aggregate net assets and (b) 0.675% of the excess over $1 billion of the fund’s aggregate net assets.

The Advisor has a subadvisory agreement with the Subadvisor, pursuant to which the Advisor pays the Subadvisor: (a) 0.250% of the first $1 billion of the fund’s aggregate net assets; and (b) 0.225% of the excess over $1 billion of the fund’s aggregate net assets. The fund is not responsible for payment of the subadvisory fees.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.10% of the average annual net assets (on an annualized basis) of the fund. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.22% and 0.80% for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor voluntarily agreed to waive its advisory fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.700% of the fund’s first $1.0 billion of average annual net assets and 0.675% of the fund’s

4

PRELIMINARY

average annual net assets in excess of $1.0 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.

The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period.

The investment management fees, including the impact of waivers and reimbursements described above, incurred for the fiscal year ended July 31, 2012 were equivalent to a net effective rate of 0.40% of the fund’s average daily net assets. Accordingly, the fee waivers and/or expense reimbursements described above amounted to $45,729 and $13,727 for Class A and Class I shares, respectively, for the period ended July 31, 2012.

Proposed Advisory and Subadvisory Fees Under the Advisory and Subadvisory Amendments

Pursuant to the proposed Advisory Agreement Amendment the fund would pay the Advisor: (a) 1.000% of the first $500 million of the fund’s aggregate net assets and (b) 0.950% of the excess over $500 million of the fund’s aggregate net assets. The fee will be accrued and paid daily based on the aggregate net assets of the fund.

Pursuant to the proposed Subadvisory Agreement Amendment the Advisor would pay the Subadvisor: (a) 0.500% of the first $500 million of the fund’s aggregate net assets; and (b) 0.475% of the excess over $500 million of the fund’s aggregate net assets. The fund is not responsible for payment of the subadvisory fees.

The Advisor has proposed that it will voluntarily agree to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of Class A and Class I shares of the fund exceed 1.70% and 1.39%, respectively, of the average annual net assets (on an annualized basis) of such class. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense. These voluntary expense reimbursements will continue in effect until terminated at any time by the Advisor on notice to the fund.

Advisory and Subadvisory Fees

The aggregate amount of advisory fees that the fund paid to the Advisor during the fiscal year ended July 31, 2012 was $195,811. If the Advisory Agreement Amendment had been in effect, the aggregate amount of the advisory fees for the same period would have been $410,343, representing an increase of approximately 110%.

The aggregate amount of subadvisory fees that the Advisor paid to the Subadvisor during the fiscal year ended July 31, 2012 was $85,488. If the Subadvisory Agreement Amendment had been in effect, the aggregate amount of the investment subadvisory fee for the same period would have been $205,171, representing an increase of approximately 240%. The Advisor, and not the fund, is responsible for payment of these fees to the subadvisor.

The following table shows the fund’s Class A and Class I expenses expressed as a percentage of average daily net assets: (i) based on actual expenses incurred during the fiscal year ended July 31, 2012 under the current advisory agreement; and (ii) on a pro forma basis as if the Amendments had been in effect during the fiscal year ended July 31, 2012. If Proposals 1(a) and 1(b) are approved, the fund’s actual annual expenses may be substantially higher or lower than the estimated amounts shown below. Because the Advisor, and not the fund, is responsible for the payment of subadvisory fees, any increase in the subadvisory fees payable by the Advisor to the Subadvisor will have no effect on the fund’s expenses.

	ACTUAL		PRO FORMA
ANNUAL EXPENSES	Class A	Class I	Class A		Class I

Management fees	0.57%	0.57%	1.00%		1.00%

Distribution and service (12b-1) fees	0.30%	0.00%	0.30%		0.00%

Other expenses	0.48%	0.38%	0.50	%(1)	0.41	%(1)

Acquired fund fees and expenses	0.32%	0.32%	0.32%		0.32%

5

PRELIMINARY

	ACTUAL		PRO FORMA
ANNUAL EXPENSES	Class A	Class I	Class A	Class I

Total annual fund operating expenses(2)	1.67%	1.27%	2.12%	1.73%

________________________

(1)	Amounts have been restated to reflect current fees and expenses.

(2)	“Total annual fund operating expenses” include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies (“Acquired fund fees and expenses”).

The following table shows the expenses a shareholder of Class A and Class I shares of the fund would pay on an investment of $10,000, assuming a 5% annual return and redemption at the end of each period, on an actual basis and on a pro forma basis as if the Amendments had been in effect during the fiscal year ended July 31, 2012. This hypothetical example assumes that all distributions are reinvested at net asset value. This example should not be considered a representation of future return or expenses. Annual return or expenses may be greater or less than those shown.

EXAMPLE

	ACTUAL		PRO FORMA
PERIOD	Class A	Class I	Class A	Class I
1 year	$661	$129	$704	$176
3 years	$1,000	$403	$1,131	$545
5 years	$1,362	$697	$1,582	$939
10 years	$2,377	$1,534	$2,829	$2,041

Terms of the Advisory and Subadvisory Agreements and the Amendments

Advisory Agreement and Advisory Agreement Amendment

The Advisor serves as investment advisor to the fund pursuant to the current Amended and Restated Advisory Agreement, dated as of September 26, 2008, as amended from time to time. The Trustees most recently approved the continuance of the current advisory agreement at an in-person meeting held on May 16-17, 2013, when the Trustees, including a majority of the Independent Trustees, approved its continuation for an additional one-year term.

In the current advisory agreement, the Advisor agrees, subject to the supervision of the Trustees, to select and contract with investment subadvisors to manage the investments and determine the composition of the assets of the fund and to monitor each subadvisor’s management of the fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the fund’s registration statement. The Advisor may elect to manage the investments and determine the composition of the assets of the fund, subject to the approval of the Trustees. In the event of such election, the Advisor, subject to the direction and control of the Trustees, will manage the investments and determine the composition of the assets of the fund in accordance with the fund’s registration statement.

The current advisory agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any other act or omission suffered by the fund in connection with the performance of the current advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its obligations and duties under the current advisory agreement.

6

PRELIMINARY

The Advisory Agreement Amendment only revises the fee payable to the Advisor under the current advisory agreement, as described above, and does not modify any other term of the current advisory agreement.

If approved at the Meeting, the Advisory Agreement Amendment will become effective upon such approval. If the Advisory Agreement Amendment is not approved, the current advisory agreement will remain in effect until its annual continuance is considered by the Board in May 2014, subject to further continuation or earlier termination in accordance with its terms. As noted above, shareholder approval of the Advisory Agreement Amendment is subject to shareholder approval of the Subadvisory Agreement Amendment. If one of the Amendments is not approved, neither of the Amendments will become effective.

Subadvisory Agreement and Subadvisory Agreement Amendment

The Subadvisor serves as investment subadvisor to the fund pursuant to the current subadvisory agreement dated April 28, 2006, as amended from time to time. The Trustees most recently approved the current subadvisory agreement at an in-person meeting held on May 16-17, 2013, when the Trustees, including a majority of the Independent Trustees, approved its continuation for an additional one-year term.

In the current subadvisory agreement, the Subadvisor agrees, subject to the supervision of the Advisor and the Trustees, to provide a continuous investment program and strategy for the fund, including investment research and management with respect to all of its securities, other investments, and cash equivalents and to make decisions with respect to and place orders for all purchases and sales of portfolio securities.

The current subadvisory agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the current subadvisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard of its obligations and duties under the current subadvisory agreement.

The Subadvisory Agreement Amendment only revises the fee payable by the Advisor to the Subadvisor under the current subadvisory agreement, as described above, and does not modify any other term of the current subadvisory agreement.

If approved at the Meeting, the Subadvisory Agreement Amendment will become effective upon such approval. If the Subadvisory Agreement Amendment is not approved, the current sub-advisory agreement will remain in effect until its annual continuance is considered by the Board in May 2014, subject to further continuation or earlier termination in accordance with its terms. As noted above, shareholder approval of the Subadvisory Agreement Amendment is subject to shareholder approval of the Advisory Agreement Amendment. If one of the Amendments is not approved, neither of the Amendments will become effective.

Information about the Advisor

John Hancock Investment Management Services, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, is the fund’s investment advisor. The Advisor is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The following table lists each director and principal executive officer of the Advisor. The business address of each such person is 601 Congress Street, Boston, Massachusetts 02210.

Name	Position with the Advisor	Principal Occupation
Hugh C. McHaffie	Director and Chairman	Executive Vice President, John Hancock Financial Services

7

PRELIMINARY

Name	Position with the Advisor	Principal Occupation

Andrew G. Arnott	Director and Chief Executive Officer	Senior Vice President, John Hancock Financial Services

Leo M. Zerilli	Director and Chief Investment Officer	Vice President, John Hancock Financial Services

The following table lists the Trustees and principal officers of JHF II who are also directors or officers of the Advisor.

Name	Position(s) with JHF II	Position(s) with the Advisor
Hugh McHaffie	President	Director and Chairman

Andrew G. Arnott	Executive Vice President	Director and Chief Executive Officer

Francis V. Knox, Jr.	Chief Compliance Officer	Chief Compliance Officer

Charles A. Rizzo	Chief Financial Officer	Senior Vice President

During the fiscal year ended July 31, 2012, the fund did not pay brokerage commissions to any broker-dealer that was affiliated with the Advisor.

Other services performed by the Advisor for the fund

Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the fiscal year ended July 31, 2012 amounted to $4,574 at an annual rate of 0.01% of the fund’s average daily net assets.

Management of similar funds

The following table lists another fund currently managed by the Advisor with an investment objective that is similar to that of the fund, and shows the size of the other fund, the fee rate payable to the Advisor and indicates whether the Advisor has agreed to waive or reduce a portion of its fee.

Fund	Total net assets as of 7/31/12	Effective fee rate as of 7/31/12	Fee waiver or reduction in effect
John Hancock Global Absolute Return Strategies Fund	$839,377,497	1.20%(1)	Yes(2)

8

PRELIMINARY

(1)	If the net assets of this fund were equal to or less than $500 million, the management fee paid to the Advisor is equivalent, on an annual basis, to the sum of: (a) 1.30% of the first $200 million of the fund’s average daily net assets; and (b) 1.25% of the next $300 million of average daily net assets. If the net assets of this fund exceed $500 million, the management fee paid to the Advisor on all assets is equivalent, on an annual basis, to 1.20% of average daily net assets.
(2)	The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse operating expenses of this fund, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense, to the extent necessary to maintain this fund’s total operating expenses at 1.95%, 2.65%, 1.59%, 2.00% and 1.50% for Class A, Class C, Class I, Class R2 and Class R6 shares of such fund, respectively. This current expense limitation agreement expires on November 30, 2013, unless renewed by mutual agreement of the fund and the Advisor upon a determination that this is appropriate under the circumstances at that time.

Information about the Subadvisor

The Subadvisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, located at 101 Huntington Avenue, Boston, Massachusetts 02199, is a subsidiary of John Hancock Life Insurance Company (U.S.A.), located at 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5. John Hancock Life Insurance Company (U.S.A.) is a subsidiary of MFC, which is located at 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5. The Subadvisor is registered as an investment advisor under the Advisers Act.

The following table lists each director and the principal executive officer of the Subadvisor. The business address of each such person is 101 Huntington Avenue, Boston, Massachusetts 02199.

Name	Position with the Subadvisor	Principal Occupation
Barry H. Evans	Chairman and Director President, Chief Investment Officer-Fixed Income, Chief Operating Officer	President, North American Asset Management and Global CIO of Asset Allocation, of Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management; member of Manulife Asset Management’s Executive Committee

Christopher Conkey	Director Executive Vice President, Chief Investment Officer-Equities	Global Chief Investment Officer of Manulife Asset Management

Janis Largesse	Director	Global Controller for Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management

Frank Saeli	Director	Head of Sales, Relationship Management & Global Distribution Services for John Hancock Asset Management

Anthony Ostler	Director	Senior Vice President, Chief Marketing Officer for Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management

9

PRELIMINARY

Name	Position with the Subadvisor	Principal Occupation

Jacqui Allard	Director	Head of Operations and Chief Information Officer of the Investment Division of Manulife Financial

Board’s Evaluation and Recommendation

At an in-person meeting held on June 24-26, 2013 (the “June Meeting”), the Board, including a majority of the Independent Trustees, approved the proposed Advisory Agreement Amendment and Subadvisory Agreement Amendment for the fund. At the June Meeting, the Board took into account certain information and materials that the Board received and considered in connection with the annual evaluation of the Advisory and Subadvisory Agreements conducted at the in-person meeting held on May 16-17, 2013 (the “May Meeting”).

At the June Meeting, the Board revisited the factors it previously considered at the May Meeting to the extent relevant to the proposed Advisory Agreement Amendment and Subadvisory Agreement Amendment. The Board also took into account other factors it considered relevant in its evaluation of the Amendments, including the potential benefits that the fund and its shareholders may realize from a global absolute return strategy.

At the June Meeting, the Board reviewed all information it considered reasonably necessary to evaluate the Amendments pursuant to Sections 15(a) and (c) of the 1940 Act, including the nature, extent and quality of services provided by the Advisor and the Subadvisor, including the Advisor’s and Subadvisor’s history and experience providing investment services to the fund and their experience managing other open-end funds in a similar strategy. The Board considered the quality and depth of the investment professionals having principal investment responsibility for the fund and the investment performance record of the fund. The Board also considered the investment professionals’ experience and performance record in managing other portfolios with investment styles similar to that of the fund, and was generally satisfied with their performance.

In addition to evaluating the nature, extent and quality of services provided by the Advisor and the Subadvisor, the Board further considered that the Advisor and Subadvisor would be responsible for managing the fund pursuant to a global absolute return strategy by investing directly in equity and fixed-income securities, and other investments, rather than as a fund of funds. The Board took into account management’s explanation that the fund’s current advisory and subadvisory fees are not commensurate with the nature and level of services that the Advisor and Subadvisor will provide to the fund under its broader investment techniques that allow for direct investments in equity and fixed-income securities, as well as certain derivative instruments. The Board noted that under the fund’s current investment strategy as a fund of funds, the Advisor receives both advisory fees from the fund as well as advisory fees from the underlying funds, and that under the fund’s revised investment strategy the Advisor would no longer receive these underlying fund fees. The Board also noted that the fund is currently in development, and there are currently no unaffiliated shareholders of the fund.

The Board reviewed the fund’s proposed contractual management fee rate payable by the fund to the Advisor as compared to the other funds in its expense group with similar global absolute return strategies and the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services provided to funds with a similar investment mandate. The Board noted that the fund’s proposed management fee rate, which includes both advisory and administrative costs, was below the average of its Lipper absolute return and Morningstar multi-alternative categories. The Board noted that the fund’s proposed subadvisory fees were above the average of its respective Lipper and Morningstar categories, but took into account the limited size of these peer groups and noted that the fund’s subadvisory fees are paid by the Advisor and not by the fund. The Board considered the services to be provided under the global absolute return strategy and the fees charged by the Advisor to another fund with a similar investment mandate. The Board considered the expense ratio of the fund under both the current and proposed fee structures. The Board also noted that the fund’s estimated net expenses were below the average of its respective Lipper and Morningstar categories. The Board also took into account that the Advisor was proposing to implement voluntary expense limitations on the fund’s total expenses. The Board also received information about the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services provided to funds with similar global absolute return strategies. The Board concluded that the fees proposed to be charged by the Advisor and the Subadvisor were reasonable.

10

PRELIMINARY

The Board took into account management’s discussion regarding the Advisor’s and its affiliates’ anticipated profitability under the proposed fee structure. The Board considered that the proposed fee structure was similar to that of other JHF II funds that do not operate as funds of funds. The Board concluded that the Advisor and its affiliates’ anticipated level of profitability from their relationship with the fund is reasonable and not excessive.

With respect to the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Board considered the extent to which economies of scale might be realized as the assets of the fund increase. The Board noted that the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement Amendment and Subadvisory Agreement Amendment, including the proposed advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the fund and its shareholders, and the Board, including a majority of the Independent Trustees, approved the Advisory Agreement Amendment and Subadvisory Agreement Amendment.

Required Vote

Each of Proposal 1(a) and Proposal 1(b) will require the affirmative vote of a Majority of the Outstanding Voting Securities of the fund (as described below).

If shareholders do not approve the Advisory Agreement Amendment described in Proposal 1(a), the current advisory agreement will not be amended. If shareholders do not approve the Subadvisory Agreement Amendment set forth in Proposal 1(b), the subadvisory agreement will not be amended. The Trustees will consider what further action, if any, to take in the event that either Proposal 1(a) or Proposal 1(b) is not approved. In addition, if shareholders approve the Advisory Agreement Amendment but not the Subadvisory Agreement Amendment, the current advisory agreement will not be amended. Similarly, if shareholders approve the Subadvisory Agreement Amendment but not the Advisory Agreement Amendment, the current subadvisory agreement will not be amended.

The Board, including the Independent Trustees, recommends that shareholders vote “FOR” Proposal 1(a) and “FOR” Proposal 1(b).

MISCELLANEOUS

Voting Procedures

Directions to attend the Meeting where you may vote in person can be found on the fund’s website at www.jhfunds.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies.  Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the fund, (ii) by a properly executed later-dated proxy received by the Secretary of the fund, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

11

PRELIMINARY

Abstentions and Broker “Non-Votes.”  Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the fund.

Cost of Preparation and Distribution of Proxy Materials.  The costs of the preparation of these proxy materials and their distribution will be borne by the fund.

Solicitation of Proxies.  In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the fund; or by personnel of the Advisor and its affiliates.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHF II is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders of any series of JHF II will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHF II must be received by JHF II a reasonable time before JHF II’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[August 23], 2013,

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

12

PRELIMINARY

APPENDIX A

AMENDMENTS TO THE ADVISORY AND SUBADVISORY AGREEMENTS FOR

JOHN HANCOCK DIVERSIFIED STRATEGIES FUND

JOHN HANCOCK FUNDS II

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this ____ day of ______, 2013, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Funds II, a Massachusetts business trust (the “Trust”), and John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Advisor”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A is amended to increase the advisory fee for Diversified Strategies Fund as set forth in Appendix A.

2.	EFFECTIVE DATE

The Amendment shall become effective on the date of its execution following the approval by the Board of Trustees of the Trust and the majority of the outstanding voting securities of Diversified Strategies Fund.

John Hancock Funds II

By: ___________________________

John Hancock Investment Management Services, LLC

By: ___________________________

13

PRELIMINARY

APPENDIX A

ADVISORY FEE SCHEDULES

The Advisor shall serve as investment advisor for each Fund of the Trust listed below. The Trust will pay the Advisor, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Advisor Fee").

The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust. It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadvisor for the Fund also serves as the subadvisor for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadvisor.

For purposes of determining Aggregate Net Assets and calculating the Advisor Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other Fund are determined as of the close of business on the previous business day of that Fund.

The Advisor Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to: (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets; divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Advisor Fee for each Fund shall be accrued and paid daily to the Advisor for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. Fees shall be paid either by wire transfer or check, as directed by the Advisor.

If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Trust Portfolio	Aggregate Net Assets Include the Net Assets of the following funds in addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio

Diversified Strategies Fund	N/A	1.000% — first $500 million; and 0.950% — excess over $500 million.

14

PRELIMINARY

JOHN HANCOCK FUNDS II

AMENDMENT TO SUBADVISORY AGREEMENT

AMENDMENT made as of this ____ day of ____, 2013 to the Subadvisory Agreement dated April 28, 2006, as amended (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Advisor”), and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, a Delaware limited liability company (the “Subadvisor”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadvisor is amended to increase the Subadvisory Fee (defined in Appendix A) for Diversified Strategies Fund as set forth in Appendix A.

2.	EFFECTIVE DATE

The Amendment shall become effective on the date of its execution following the approval by the majority of the outstanding voting securities of Diversified Strategies Fund and the approval by the Board of Trustees of the Trust.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

15

PRELIMINARY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT

SERVICES, LLC

By:_______________________________

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

By:_______________________________

16

APPENDIX A

The Subadvisor shall serve as investment subadvisor for each Portfolio of the Trust listed below. The Advisor will pay the Subadvisor, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadvisor Fee”):

Portfolio Diversified Strategies Fund	First $500 million of Aggregate Net Assets* 0.500%	Excess over $500 million of Aggregate Net Assets* 0.475%

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadvisor for the Portfolio also serves as the subadvisor for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadvisor Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolios	Other Portfolios
Diversified Strategies Fund	Not Applicable

The Subadvisor Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to: (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets; divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadvisor Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadvisor within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Advisor shall provide the Subadvisor with such information as Subadvisor may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadvisor.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

JOHN HANCOCK FUNDS II

on behalf of its series,

DIVERSIFIED STRATEGIES FUND

601 Congress Street

Boston, Massachusetts 02210

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

JHF II Diversified Strategies Fund

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

	For	Against	Abstain

1. (a) To approve an amendment to the advisory agreement that will result in an increase in the FUND’S advisory fee IN ORDER to more appropriately compensate the advisor for the costs associated with managing the fund pursuant to a global absolute return strategy.	☐	☐	☐
	For	Against	Abstain

1. (b) To approve an amendment to the subadvisory agreement that will result in an increase in the FUND’S subadvisory fee IN ORDER to more appropriately compensate the subadvisor for the costs associated with managing the fund pursuant to a global absolute return strategy.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

__________________________ Signature and Date

Please detach at perforation before mailing.

PROXY	DIVERSIFIED STRATEGIES FUND	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [SEPTEMBER 20], 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned revoking previous proxies, hereby appoint(s) Hugh McHaffie, Charles Rizzo, John Danello, Thomas Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas Kolokithas and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on [Friday, September 20, 2013, at 2:00 p.m.], Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSALS IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.